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                               Janus Equity Funds
                         Supplement dated June 1, 2001
                     to Prospectus dated February 16, 2001

THIS INFORMATION SUPPLEMENTS THE FUNDS' PROSPECTUS. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENTS AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A CURRENT COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

On June 1, 2001 Janus Investment Fund filed a proposed amendment to the Prospectus. It is anticipated that the amendment will be effective on July 31, 2001 and, in that event, the following changes will be implemented:

  1. Janus Equity Income Fund (the "Fund") will change its name to "Janus Core Equity Fund."

  2. The Fund's investment objective will be long-term growth of capital.

  3. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities selected for their growth potential. The Fund will be able to invest in companies of any size.

Potential investors in the Fund should consider this information in making a long-term investment decision.